BNY Mellon U.S. Mortgage Fund, Inc.
Statement of Investments
January 31, 2025 (Unaudited)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes — 107.2%
U.S. Government Agencies Collateralized Mortgage Obligations — 18.6%
Government National Mortgage Association, Ser. 2010-101, Cl. SH, (Interest Only)	2.23	8/16/2040	2,231,031	195,441
Government National Mortgage Association, Ser. 2010-89, Cl. Z	5.00	7/20/2040	3,655,728	3,655,587
Government National Mortgage Association, Ser. 2014-145, Cl. KA	3.50	1/20/2038	2,137,526	2,075,591
Government National Mortgage Association, Ser. 2015-176, Cl. QZ	3.50	11/20/2045	771,431	699,000
Government National Mortgage Association, Ser. 2017-176, Cl. BZ	3.50	11/20/2047	4,461,710	3,984,672
Government National Mortgage Association, Ser. 2017-93, Cl. GY	3.50	6/20/2047	5,390,364	4,860,775
Government National Mortgage Association, Ser. 2018-120, Cl. PU	3.50	9/20/2048	467,608	411,424
Government National Mortgage Association, Ser. 2018-131, Cl. ML	3.50	9/20/2048	4,611,963	4,162,732
Government National Mortgage Association, Ser. 2018-160, Cl. PD	3.50	1/20/2048	4,789,611	4,354,176
Government National Mortgage Association, Ser. 2019-59, Cl. KA	3.00	12/20/2048	634,604	571,785
Government National Mortgage Association, Ser. 2020-11, Cl. CB	3.50	1/20/2050	2,100,858	1,889,834
Government National Mortgage Association, Ser. 2022-9, Cl. P	2.00	9/20/2051	4,957,961	4,282,769
				31,143,786
U.S. Government Agencies Collateralized Municipal-Backed Securities — .2%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, Ser. Q007, Cl. APT1(a)	7.40	10/25/2047	357,290	357,069
U.S. Government Agencies Mortgage-Backed — 88.4%
Federal Home Loan Mortgage Corporation:
5.00%, 12/1/2054(a)			7,290,504	7,057,361
5.50%, 8/1/2054-10/1/2054(a)			8,014,655	7,945,425
Federal National Mortgage Association:
2.50%, 10/1/2051(a)			1,494,702	1,198,797
3.00%, 12/1/2051-2/1/2052(a)			18,385,967	15,751,903
5.00%, 6/1/2053(a)			7,392,329	7,175,969
5.50%, 6/1/2054(a)			1,712,117	1,706,274
6.00%, 2/1/2054(a)			1,667,557	1,689,286
6.50%, 5/1/2053(a)			1,499,531	1,527,254
7.00%, 2/1/2053(a)			1,259,927	1,302,691
Government National Mortgage Association I:
3.50%, 9/15/2041-10/15/2044			1,471,698	1,351,715
4.00%, 10/15/2039-6/15/2045			3,278,150	3,086,570
4.50%, 4/15/2039-10/15/2041			2,597,005	2,519,207
Government National Mortgage Association II:
2.00%, 3/20/2052			3,452,768	2,768,420
2.50%, 12/20/2050-10/20/2052			40,869,281	33,692,457
3.00%, 8/20/2046-9/20/2052			4,510,494	3,940,861
3.50%, 9/20/2042-3/20/2050			17,386,743	15,804,036
4.00%, 10/20/2047			612,326	570,929
4.00%, 11/20/2052, (1 Year U.S. Treasury Yield Curve Constant Rate + 1.50%)(b)			4,584,669	4,498,810
4.02%, 7/20/2053, (1 Year U.S. Treasury Yield Curve Constant Rate + 1.50%)(b)			8,177,340	7,995,724
5.50%(c)			10,100,000	10,028,984

Statement of Investments (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes — 107.2% (continued)
U.S. Government Agencies Mortgage-Backed — 88.4% (continued)
6.00%(c)			10,300,000	10,388,516
6.00%, 5/20/2054			4,824,955	4,875,426
7.00%, 2/20/2054			1,245,285	1,278,664
				148,155,279
Total Bonds and Notes (cost $198,902,263)				179,656,134

	1-Day Yield (%)	Shares
Investment Companies — 4.8%
Registered Investment Companies — 4.8%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares(d) (cost $8,036,432)	4.42	8,036,432	8,036,432
Total Investments (cost $206,938,695)		112.0%	187,692,566
Liabilities, Less Cash and Receivables		(12.0)%	(20,136,552)
Net Assets		100.0%	167,556,014

TBA—To be announced

(a)
The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

(b)
Variable rate security—Interest rate resets periodically and the rate shown is the interest rate in effect at period end. Security description also includes the reference rate and spread if published and available.

(c)	Purchased on a forward commitment basis.
(d)	Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Futures
Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized Appreciation ($)
Futures Long
U.S. Treasury 10 Year Ultra Notes	12	3/20/2025	1,336,334	1,336,500	166
U.S. Treasury Ultra Long-Term Bonds	7	3/20/2025	810,482	829,281	18,799
Futures Short
U.S. Treasury 10 Year Notes	21	3/20/2025	2,335,526	2,285,719	49,807
Gross Unrealized Appreciation					68,772
See notes to statement of investments.

Statement of Investments
BNY Mellon U.S. Mortgage Fund, Inc.
January 31, 2025 (Unaudited)
The following is a summary of the inputs used as of January 31, 2025 in valuing the fund’s investments:
	Level 1 - Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3- Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
U.S. Government Agencies Collateralized Mortgage Obligations	—	31,143,786	—	31,143,786
U.S. Government Agencies Collateralized Municipal-Backed Securities	—	357,069	—	357,069
U.S. Government Agencies Mortgage-Backed	—	148,155,279	—	148,155,279
Investment Companies	8,036,432	—	—	8,036,432
	8,036,432	179,656,134	—	187,692,566
Other Financial Instruments:
Futures††	68,772	—	—	68,772
	68,772	—	—	68,772

†	See Statement of Investments for additional detailed categorizations, if any.
††	Amount shown represents unrealized appreciation (depreciation) at period end.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).
Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.
Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:
Level 1—unadjusted quoted prices in active markets for identical investments.
Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:
The fund’s Board of Directors (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.
Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.
Investments in debt securities, excluding short-term investments (other than U.S. Treasury Bills) are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by a Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Services are engaged under the general supervision of the Board. These securities are generally categorized within Level 2 of the fair value hierarchy.
When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.
For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.
Futures are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund at January 31, 2025 is discussed below.
Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including , as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of  Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at January 31, 2025 are set forth in the Statement of Investments.
At January 31, 2025, accumulated net unrealized depreciation on investments inclusive of derivative contracts was $19,177,356, consisting of $779,608 gross unrealized appreciation and $19,956,964 gross unrealized depreciation.
At January 31, 2025, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
Additional investment related disclosures are hereby incorporated by reference to the annual and semi-annual reports previously filed with the SEC on Form N-CSR.